EXHIBIT 3

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned, Waddell & Reed Financial, Inc., a corporation organized and existing under the laws of the State of Delaware, constitutes and appoints Wendy J. Hills, J.J. Richie and Mark P. Buyle, and each of them severally, its true and lawful attorneys-in-fact on behalf of the corporation and in its place and stead, in any and all capacities, to execute any and all Schedules 13G or 13D and any amendments thereto relating to ownership of any voting equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, as required by rules and regulations promulgated under said Securities Exchange Act of 1934, and to file the same with all documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the corporation has caused this power of attorney to be executed in its corporate name by its Chief Executive Officer and its Secretary corporate seal to be affixed hereto on this 8th day of September 2016.

Waddell & Reed Financial, Inc.

		By:	/s/ Philip J. Sanders
Philip J. Sanders
Chief Executive Officer

Attest:	/s/ Wendy J. Hills
Wendy J. Hills
Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned, Waddell & Reed Financial Services, Inc., a corporation organized and existing under the laws of the State of Delaware, constitutes and appoints Wendy J. Hills, J.J. Richie and Mark P. Buyle, and each of them severally, its true and lawful attorneys-in-fact on behalf of the corporation and in its place and stead, in any and all capacities, to execute any and all Schedules 13G or 13D and any amendments thereto relating to ownership of any voting equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, as required by rules and regulations promulgated under said Securities Exchange Act of 1934, and to file the same with all documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the corporation has caused this power of attorney to be executed in its corporate name by its Chief Executive Officer and its Secretary corporate seal to be affixed hereto on this 8th day of September, 2016.

Waddell & Reed Financial Services, Inc.

		By:	/s/ Philip J. Sanders
Philip J. Sanders
Chief Executive Officer

Attest:	/s/ James D. Hughes
James D. Hughes
Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned, Waddell & Reed, Inc., a corporation organized and existing under the laws of the State of Delaware, constitutes and appoints Wendy J. Hills, J.J. Richie and Mark P. Buyle, and each of them severally, its true and lawful attorneys-in-fact on behalf of the corporation and in its place and stead, in any and all capacities, to execute any and all Schedules 13G or 13D and any amendments thereto relating to ownership of any voting equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, as required by rules and regulations promulgated under said Securities Exchange Act of 1934, and to file the same with all documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the corporation has caused this power of attorney to be executed in its corporate name by its Chief Executive Officer and its Secretary corporate seal to be affixed hereto on this 8th day of September, 2016.

Waddell & Reed, Inc.

		By:	/s/ Thomas W. Butch
Thomas W. Butch
Chief Executive Officer

Attest:	/s/ James D. Hughes
James D. Hughes
Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned, Waddell & Reed Investment Management Company, a corporation organized and existing under the laws of the State of Kansas, constitutes and appoints Wendy J. Hills, J.J. Richie and Mark P. Buyle, and each of them severally, its true and lawful attorneys-in-fact on behalf of the corporation and in its place and stead, in any and all capacities, to execute any and all Schedules 13G or 13D and any amendments thereto relating to ownership of any voting equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, as required by rules and regulations promulgated under said Securities Exchange Act of 1934, and to file the same with all documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the corporation has caused this power of attorney to be executed in its corporate name by its Chief Executive Officer and its Secretary corporate seal to be affixed hereto on this 8th day of September, 2016.

Waddell & Reed Investment Management Company

		By:	/s/ Philip J. Sanders
Philip J. Sanders
Chief Executive Officer

Attest:	/s/ James D. Hughes
James D. Hughes
Secretary

EXHIBIT 3

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned, Ivy Investment Management Company, a corporation organized and existing under the laws of the State of Delaware, constitutes and appoints Wendy J. Hills, J.J. Richie and Mark P. Buyle, and each of them severally, its true and lawful attorneys-in-fact on behalf of the corporation and in its place and stead, in any and all capacities, to execute any and all Schedules 13G or 13D and any amendments thereto relating to ownership of any voting equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, as required by rules and regulations promulgated under said Securities Exchange Act of 1934, and to file the same with all documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the corporation has caused this power of attorney to be executed in its corporate name by its Chief Executive Officer and its Secretary with its corporate seal to be affixed hereto on this 8th day of September, 2016.

Ivy Investment Management Company

		By:	/s/ Philip J. Sanders
Philip J. Sanders
Chief Executive Officer

Attest:	/s/ James D. Hughes
James D. Hughes
Secretary